UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 4, 2006

                          IR BIOSCIENCES HOLDINGS, INC.
                 (Exact name of registrant specified in charter)


      Delaware                       033-05384                 13-3301899
----------------------         ----------------------    ---------------------
      (State of                  (Commission File           (IRS Employer
    Incorporation)                   Number)              Identification No.)

                         4021 N. 75th Street, Suite 201
                              Scottsdale, AZ 85251
               (Address of principal executive offices) (Zip Code)

                                 (480) 922-3926
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))







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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information in Item 3.02, below, is incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On October 4, 2006, IR Biosciences Holdings, Inc. (the "Company") effected an initial closing of a private placement, whereby the Company sold an aggregate of $2,276,500 worth of units ("Units") to accredited investors as defined by Rule 501 under the Securities Act of 1933, as amended (the transaction is referred to herein as the "Private Placement").

Pursuant to the terms of the subscription agreement, each Unit was sold for $25,000 and consisted of (i) 156,250 shares of common stock of the Company, par value $0.001 per share (the "Common Stock"); and (ii) a warrant to purchase, at any time prior to the fifth anniversary following the final closing of the Private Placement, 78,125 shares of Common Stock at an exercise price of $0.50 per share. A total of 14,228,125 shares and 7,114,063 warrants were sold to investors at the initial closing of the Private Placement. The Company agreed to file a registration statement, covering the securities sold in the Private Placement, not before 180 days after the final closing of the Private Placement and not later than 190 days after the final closing of the Private Placement. The shares and warrants were offered and sold to investors in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. In addition, the Company may elect to redeem the warrants (but not less than all the warrants), upon certain conditions and after providing at least thirty-days written notice to warrant holders.

In connection with the Private Placement, the Company issued an additional 2,276,500 shares of Common Stock to the placement agent or its designees, upon the initial closing of the Private Placement. The shares were issued as consideration for the placement agent's services in connection with the Private Placement. The shares were issued in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. In addition, the placement agent received $349,776 in commission and expenses as compensation for its services.

THIS CURRENT REPORT IS NOT AN OFFER OF SECURITIES FOR SALE. ANY SECURITIES SOLD IN THE PRIVATE PLACEMENT WILL NOT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      IR BIOSCIENCES HOLDINGS, INC.

Date: October 10, 2006                By: /s/ Michael Wilhelm
                                          -----------------------
                                          Michael Wilhelm
                                          President
                                          (Duly Authorized Officer)